INVENTORIES (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
INVENTORIES.
Components, spare parts	€ 7,543	€ 4,955
Work-in-progress	283	250
Finished goods - own manufactured products	1,514	1,166
Finished goods - distribution products	3,702	2,598
Total gross inventories	13,042	8,968
Less: allowance for slow-moving inventory and net realizable value	(1,262)	(1,470)
Total	11,780	7,499
Provision for slow moving inventory:
Inventory Write-down	€ 93	€ 371	€ 651